Business Combinations	12 Months Ended
Mar. 31, 2021
Disclosure Of Business Combinations [Abstract]
Business combinations
4.	Business combinations:
(a)	Acquisition of SugarLeaf Labs:

On July 24, 2019, Neptune completed the acquisition of the assets of SugarLeaf. Neptune paid an initial consideration for SugarLeaf of $23,737,370 (US $18,062,220), a combination of $15,770,400 (US $12,000,000) in cash and $7,966,970 (US $6,062,220) or 1,587,301 in common shares. Additionally, by achieving certain annual adjusted loss before interest, taxes, depreciation and amortization ("EBITDA") and other performance targets, earnouts could reach $173,474,400 (US $132,000,000). A portion of the earnout is to be paid by the issuance of a fixed number of shares upon the achievement of certain performance targets. The three additional earnout payments were to be paid over the next three years with a combination of cash or common shares, with at least 50% in cash.

As at the acquisition date, the Corporation recorded $114,965,763 as contingent consideration, which represented its fair value at the date of acquisition, net of the initial consideration paid. Of the total contingent consideration, an amount of $20,589,908 was classified as contributed surplus, representing the fair value at the date of acquisition of the fixed number of shares that are required to be issued upon the achievement of certain performance targets. The contingent consideration classified as contributed surplus will not be remeasured and settlement is accounted for in equity. Contingent consideration of $94,375,855 was classified as a liability representing the present value of the expected payout in cash or a variable number of common shares for the earnouts of the next three years. The contingent consideration classified as a liability is required to be remeasured at fair value at each reporting date and subsequent changes to the fair value will be recognized in the statement of earnings. As at March 31, 2020, the fair value of the contingent consideration liability was revalued to nil (refer to change in fair value of contingent consideration below).

The acquisition was accounted for using the acquisition method with the results of the operations of SugarLeaf being included in the consolidated financial statements since the date of acquisition. The contingent consideration liability is included in Level 3 of the fair value hierarchy. The fair value was determined considering the expected earnout payments, discounted to present value using a risk-adjusted discount rate of 16% for cash based payments and 26.3% for earnout payments payable in cash or common shares. The risk-adjusted discount rate was calculated based on SugarLeaf’s weighted average cost of capital. The key unobservable inputs used related to the risk-adjusted discount rate, forecasted sales growth and EBITDA, growth margin as well as projected selling, general and administrative expenses.

Varying the above risk-adjusted discount rate to reflect a 1% movement would have the following effects on the contingent consideration at the acquisition date, assuming that all other variables remained constant:

	Increase	Decrease
Effect of change in assumption on:
Contingent consideration - Classified as a liability	$(1,076,784)	$1,105,768
Contingent consideration - Classified as contributed surplus	(55,764)	56,704
	$(1,132,548)	$1,162,472

Varying the above hemp derived CBD refined oil pricing to reflect a 10% movement would have the following effects on the contingent consideration at the acquisition date, assuming that all other variables remained constant:

	Increase	Decrease
Effect of change in assumption on:
Contingent consideration - Classified as a liability	$5,765,653	$(18,166,584)
Contingent consideration - Classified as contributed surplus	—	—
	$5,765,653	$(18,166,584)

The following table summarizes the purchase price of the acquisition, the fair value of the identifiable assets acquired and liabilities assumed as of the acquisition date:

Adjusted Final Consideration
Assets acquired
Trade and other receivables	$151,178
Inventories	1,130,965
Property and equipment	1,936,574
Right-of-use asset	499,797
Customer relationships	9,173,116
Farmer relationships	12,208,918
25,100,548

Liabilities assumed
Trade and other payables	$125,956
Lease liability	522,843
648,799

Net assets acquired	24,451,749

Goodwill	115,817,746

Gross purchase consideration	$140,269,495

Less: Settlement of pre-existing relationship	(1,566,362)

Purchase price	$138,703,133

Consist of:
Cash	$15,770,400
Common shares	7,966,970
Contingent consideration - Classified as a liability	94,375,855
Contingent consideration - Classified as contributed surplus	20,589,908
Purchase price	$138,703,133

Through SugarLeaf, Neptune established a U.S.-based hemp extract supply chain, gaining a 24,000 square foot facility located in North Carolina. SugarLeaf's cold ethanol processing facility uses hemp cultivated by licensed American growers to yield high-quality full and broad-spectrum hemp extracts.

The 2018 Farm Bill, which was signed into law on December 20, 2018, amended federal law to provide that all parts of the cannabis plant (including its cannabinoids, derivatives and extracts) containing a delta-9 THC concentration of not more than 0.3% on a dry weight basis would be classified as hemp and would no longer be considered controlled substances. However, despite the passage of the 2018 Farm Bill, there remains a patchwork of Federal and State legislation and uncertainties in their application that could materially impact the Company's business and financial condition. Additionally, demand for products containing cannabis, hemp or their derivatives is dependent on a number of social, political and economic factors that are beyond the Company's control, each of which could cause price fluctuations or decreases in market demand or supply that could adversely affect the Company's business, financial condition, results of operations and prospects.From the date of acquisition, the SugarLeaf business has contributed $2,681,688 to the total revenues from sales and services and $12,340,025 to the consolidated loss from operating activities excluding the impairment loss on goodwill of SugarLeaf. Had this business acquisition been effective as at the beginning of the 2020 fiscal year, management estimates that the Corporation’s total revenues from sales and services for the year ended March 31, 2020 would have been approximately $29,232,317 and the consolidated loss from operating activities excluding the impairment loss on goodwill for the year ended March 31, 2020 would have been approximately $72,554,121. The Corporation considers these pro-forma figures to represent an initial approximate measure of the performance of the combined Corporation and to provide an initial reference point of comparisons in future periods. In determining these amounts, management has assumed the fair value adjustments, and acquisition costs related to this business combination, would have been the same as if the acquisition would have occurred on April 1, 2019.

Neptune and SugarLeaf were parties to a pre-existing agreement under which Neptune made prepayments for the purchase of product from SugarLeaf of $1,566,362. The pre-existing relationship was effectively terminated when Neptune acquired SugarLeaf.

Acquisition-related costs for the year ended March 31, 2020 of $2,210,727 have been excluded from the consideration transferred and have been recognized as an expense within selling, general and administrative expenses in the consolidated statement of loss and comprehensive loss and within the corporate segment.

The fair value, as well as the gross amount of the trade accounts receivable amount to $151,178 of which a negligible amount was expected to be uncollectible at the acquisition date.

The goodwill recognized in connection with this acquisition is primarily attributable to synergies with existing business, and other intangibles that do not qualify for separate recognition including assembled workforce.

The contingent consideration classified as a liability is required to be remeasured at fair value at each reporting date.  The fair value of the contingent liability was remeasured as at March 31, 2021 to nil (2020 – nil). As at March 31, 2020, the fair value was determined considering revised expected earnout payments, discounted at 15.0% for payments to be paid in cash (16.0% at acquisition) and 20.0% for payments to be paid in cash or in shares (26.3% at acquisition) for both periods. The change to the fair value was recognized in the statement of loss for the year ended March 31, 2020.

Change in fair value of contingent consideration liability:

Balance at April 1, 2020 and 2019	$—	$—
Additions through a business combination	—	94,375,855
Change in fair value	—	(97,208,166)
Effect of movements in exchange rates	—	2,832,311
Balance at March 31, 2021 and 2020	$—	$—

As at March 31, 2020 the key unobservable inputs used related to the risk-adjusted discount rate, forecasted sales growth and EBITDA, growth margin as well as projected selling, general and administrative expenses. The forecasted sales growth and EBITDA decreased materially from those used at the date of acquisition due to a decline in hemp derived CBD refined oil pricing to $1,310 per kilogram at March 31, 2020 ($5,000 at acquisition), as well as a decrease in forecasted sales volumes.

(a)	Acquisition of a controlling interest in Sprout Foods:

On February 10, 2021, Neptune acquired a 50.1% interest in Sprout Foods, Inc. (“Sprout” or “Sprout Foods”). The transaction consideration includes a cash payment of $7,615,800 (USD$6.0 million) and the issuance of 6,741,573 Neptune common shares having a value of $22,333,976 (USD$17.6 million). Additionally, Neptune is guaranteeing a $12,562,000 (USD$10.0 million) note issued by Sprout in favor of Morgan Stanley Expansion Capital (“MSEC”).

Furthermore, Sprout’s other owners of equity interests granted Neptune a call option (the "Call Option") to purchase the remaining 49.9% outstanding equity interests of Sprout, at any time beginning on January 1, 2023 and ending on December 31, 2023. The total consideration payable for the additional shares (“Call Shares”) upon the exercise of the Call Option and the closing of Neptune's acquisition of the Call Shares would be equal to the total equity value of the Call Shares, which would be based upon the applicable percentage acquired by Neptune of the total enterprise value for Sprout.

As at the close of the transaction, the value of the asset related to the Call Option was determined to be $7,010,668 (USD$5.5 million), representing the difference between the market price and the contract value of the Call Option, discounted at a rate of 8.9% and assuming the transaction would take place on January 1, 2023.  To establish the market price, the multiples selected were 2.3x for revenues and 12.0x for EBITDA, based on analysis of average and median industry multiples, and were adjusted to consider a 20% discount; the multiples to be used as per the contract are 3.0x for revenues and 15.0x for EBITDA, weighted at 50%. As at March 31, 2021, the fair value of this asset was remeasured to $7,043,114 (USD$5.6 million), generating a gain on remeasurement of $105,296 accounted under revaluation of derivatives   and a foreign exchange loss of $72,849 for the year ended on that date.

A change in the discount rate of 1% would impact the fair vair value of the call option by approximately $120,000.

A change in the multiple for revenues of 0.1 would impact the fair vair value of the call option by approximately $1,650,000.

A change in the revenues of $1,000,000 would impact the fair vair value of the call option by approximately $183,000.

The acquisition has been accounted for using the acquisition method with the results of the operations of Sprout being included in the consolidated financial statements since the date of acquisition.

The cash consideration of this transaction was funded with the proceeds of previous issuances of shares.

The following table summarizes the purchase price of the acquisition, the fair value of the identifiable assets acquired and liabilities assumed as of the acquisition date:

Fair value recognized on acquisition
Assets acquired
Cash and cash equivalents	$3,633,699
Trade receivables	2,618,278
Inventories	9,780,303
Prepaid expenses and other current assets	226,226
Property and equipment	178,488
Right-of-use asset	1,132,815
Tradenames	28,386,625
Other assets	7,044,969
53,001,403

Liabilities assumed
Trade and other payables	$6,554,426
Lease liability	1,132,815
Promissory note	14,528,860
22,216,101

Total identifiable net assets at fair value	30,785,302

Non-controlling interest measured at fair value (49.9%)	(29,825,623)
Goodwill arising on acquisition	28,990,097

Purchase price	$29,949,776

Consist of:
Cash	$7,615,800
Common shares issued, at fair value	22,333,976
Total consideration	$29,949,776
Note: As part of the acquisition of Sprout, net deferred tax assets of $19,358,652 were acquired for which a full valuation allowance was recognized.

Through Sprout Foods, Neptune enters a new market: the organic baby food market.  Sprout is committed to offering products that contain whole foods, no preservatives, no concentrates, no added sugar, are USDA certified organic and are non-GMO. Sprout’s products target four markets: Stage 2 (children 6 months and up), Stage 3 (children 8 months and up), Toddler (children aged 12 months and up) and Snacks (children 8 months and up).

On February 4, 2021, the United States House of Representatives Subcommittee on Economic and Consumer Policy, Committee on Oversight and Reform (the “Subcommittee”), published a report, “Baby Foods Are Tainted with Dangerous Levels of Arsenic, Lead, Cadmium, and Mercury” (the “Report”), which stated that, with respect to Sprout, “Independent testing of Sprout Organic Foods” has confirmed that their baby foods contain concerning levels of toxic heavy metals.” The Report further stated that after receiving reports alleging high levels of toxic metals in baby foods, the Subcommittee requested information from Sprout but did not receive a response. On February 11, 2021, following the acquisition of a 50.1% stake in Sprout by Neptune, the Subcommittee contacted Sprout, reiterating its requests for documents and information about toxic heavy metals in Sprout’s baby foods. Sprout provided an initial response to the Subcommittee on February 25, 2021. Further, on February 24, 2021, the Office of the Attorney General of the State of New Mexico (“NMAG”) delivered to Sprout a civil investigative demand requesting similar documents and information with regards to the Report and the NMAG’s investigation into possible violations of the False Advertising Act of New Mexico. Sprout produced documents to the NMAG on March 10, 2021. The pending inquiries and potential findings could result in material litigation and may have a material adverse effect on our business, financial condition, or results of operations.

From the date of acquisition, Sprout Foods has contributed $3,177,585 to the total revenues from sales and services and a net loss of $(2,899,546) to the consolidated loss from operating activities. Had this business acquisition been in effect as at the beginning of the 2021 fiscal year, management estimates that the Corporation’s total revenues from sales and services for the year ended March 31, 2021 would have been approximately $71,171,327 and the consolidated loss from operating activities for the year ended March 31, 2021 would have been approximately $(198,698,993).

The Corporation considers these pro-forma figures to represent an initial approximate measure of the performance of the combined Corporation and to provide an initial reference point of comparisons in future periods. In determining these amounts, management has assumed the fair value adjustments, and acquisition costs related to this business combination, would have been the same as if the acquisition would have occurred on April 1, 2020.

Acquisition-related costs for the year ended March 31, 2021 of $396,463 have been excluded from the consideration transferred and have been recognized as an expense within selling, general and administrative expenses in the consolidated statement of loss and comprehensive loss.

The gross amount of the trade accounts receivable amount to $4,856,786 of which $2,238,508 was expected to be uncollectible at the acquisition date.

The goodwill recognized in connection with this acquisition is primarily attributable to synergies with existing business, and other intangibles that do not qualify for separate recognition including assembled workforce. Goodwill and intangible assets are not deductible for income tax purposes.

As at March 31, 2021, the purchase price allocation is final.

Financial information of Sprout, which has a material non-controlling interest, is provided below:

Name	Country of incorporation	2021
Sprout Foods	United States of America	49.9%

2021
Accumulated balances of material non-controlling interest:	$28,080,004
Loss allocated to material non-controlling interest:	(1,446,874)
Comprehensive loss allocated to material non-controlling interest:	$(1,745,619)

The summarised financial information of the subsidiary is provided below. This information is based on amounts before inter-company eliminations.

Summarised statement of loss:

February 10, 2021 to March 31, 2021
Revenue from contracts with customers	$3,177,585
Cost of sales	(4,232,698)
Selling, general and administrative expenses	(1,657,174)
Finance costs	(185,410)
Loss before tax	(2,897,697)
Income tax	(1,849)
Net loss for the year from continuing operations	(2,899,546)
Total comprehensive loss	(598,689)
Loss attributable to non-controlling interest	(1,446,874)
Comprehensive loss attributable to non-controlling interest	$(1,745,619)

Summarised statement of financial position:

As at March 31, 2021
Current assets	$14,243,058
Non-current assets	64,839,010
Current liabilities	7,695,092
Non-current liabilities	15,114,423
Total equity	56,272,553
Attributable to:
Equity holders to parent	$28,192,549
Non-controlling interest	$28,080,004

Summarised cash flow information:

February 10, 2021 to March 31, 2021
Cash flow from operating activities	$(2,942,160)
Cash flow from investment activities	—
Cash flow from financing activities (dividends to NCI: nil)	(34,758)
Foreign exchange gain (loss) on cash and cash equivalents held in foreign currencies	(10,497)
Net increase (decrease) in cash and cash equivalents	$(2,987,415)